Exhibit 10.1

                          STOCK SUBSCRIPTION AGREEMENT
                              FOR PURCHASE OF STOCK


Urban Television Network Corporation
2707 South Cooper,  Suite 119
Arlington, Texas  76015

Dear Sir or Madam:

         It is understood that, upon the acceptance of this subscription by the Company, R.J. Halden Holdings, Inc. and/or its nominee (individually and collectively, the "Undersigned") will receive an executed counterpart of this Stock Subscription Agreement.

         1. Subscription. Subject to the terms and conditions hereof, the Undersigned Shareholder hereby irrevocably offers to purchase and subscribes for and agrees to purchase One Hundred Thirty Million, One-Hundred Thousand Four-Hundred Eighty-Six and No/100 (136,104,486) Shares of Urban Television Network Corporation, a Nevada corporation, common stock at One Cents ($0.01102094) per Share for a total purchase price of One Million Five Hundred Thousand and No/100 $1,500,000) Dollars. The purchase price will be paid as follows:

         (a) $189,900, as a down payment due and payable on or before October 15, 2006, with the $1,310,100 balance payable in full by way of a promissory note ("the Loan") due and payable on or before January 31, 2007(the "Maturity Date"). The $189,900 shall be paid in irregular installments, with $5,516.07 paid as of August 27, 2006; $30,000 paid as of September 15, 2006, and the balance as received in irregular installments paid daily, weekly, or otherwise more frequently (e.g.) every other day) by wire transfer, certified check or cashier's check until paid.

         (b) The stock certificate evidencing the 136,104,486 shares of Urban Television Network Corporation shall be delivered to the Undersigned pro rata as the partial payments toward the $1,500,000.00 are received. However, the Undersigned shall not be entitled to require amounts in lots less than 500,000 shares. Further, full voting rights with respect to the stock certificate shall not vest until the completion of the subscription as to the total $1,500,000.00.

         2. Conditions of Subscription. The Undersigned understands and agrees that:

         (a) The Company will have no obligation to accept subscriptions for Shares in the order received; and

         (b) The stock certificate to be issued and delivered on account of this subscription will only be issued in the name of, and delivered to, the Undersigned.

         3. Representations and Warranties of the Undersigned. The Undersigned represents, warrants, and agrees as follows:

         a. The Undersigned understands that the Shares are being offered and sold under the exemption from registration provided for in Section 4(2) of the Securities Act of 1933, as amended, and Section 90.530(11) of the Nevada Revised Statutes, as amended, that it is purchasing the Shares without being furnished any offering literature or, that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state because of the private aspects of the offering, that all documents, records, and books pertaining to this investment, have been made available to the undersigned and its representatives, if any, and that the books and records of the Company are and will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business. This offer to purchase securities originated with the subscriber and the subscriber was not solicited by the company. The subscriber has reviewed the Company's annual and quarterly periodic reports filed with the Securities and Exchange Commission.

         b. R.J. Halden Holdings, Inc. is a corporation organized in the State of Texas.


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         c. The  Undersigned  is an  "accredited  investor" as defined in the by federal and state securities laws; and if not then the purchaser represents that by virtue of its business and financial experience or financial experience of its professional advisors who are unaffiliated with and who are not compensated, to the best of its knowledge, by the issuer or any affiliate or selling agent of the issuer, directly or indirectly, can be reasonably assumed to have the capacity to protect its own interests in connection with this transaction.

         d. The Undersigned understands and has fully considered for purposes of this investment the associated risks and the restricted transferability of Shares, and that (i) the Shares are a speculative investment which involve a high degree of risk of loss by the Undersigned of its investment therein, and
(ii) there are substantial restrictions on the transferability of, and there will be no public market for the Shares, and accordingly, it may not be possible for him or her to liquidate its investment in the Shares in case of emergency;

         e. The Undersigned is able (i) to bear the economic risk of this investment for an indefinite period, and (ii) to afford a complete loss of the investment;

         f. The Undersigned, in making its investment decision to purchase the Shares, the Subscriber has relied solely upon independent investigations made by it and/or it's representative(s) and advisors, and the Undersigned and any such witnesses have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the Company and the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense.

         g. The Shares are being acquired by the Undersigned in good faith solely for its own personal account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; the Undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the Shares, or any part thereof; the Undersigned has no present plans to enter into any such contract, undertaking, agreement, or arrangement; and he or she understands that the legal consequences of the foregoing representations and warranties to mean that he or she must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under applicable securities laws, and, therefore, cannot be sold unless they are subsequently registered under such laws (which the Company is not obligated to do) or an exemption from such registration is available;

         h. The Undersigned understands that the Company is relying on the truth and accuracy of the representations, declarations, and warranties herein made by him or her in offering the Shares for sale to him or her without having first registered the same under the Act;

         i. The Undersigned consents to the placement of a legend on the certificate for the Shares, which legend will be in form substantially as follows:

         THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), AS AMENDED, OR UNDER THE SECURITIES ACT OF NEVADA, OR UNDER ANY OTHER STATE OR FOREIGN GOVERNMENT SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE 1933 ACT, THE SECURITIES ACT OF NEVADA, AND ANY OTHER APPLICABLE STATE SECURITIES LAWS UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT, THE SECURITIES ACT OF NEVADA, OR ANY OTHER STATE OR FOREIGN GOVERNMENT SECURITIES LAWS; AND THESE SHARES HAVE BEEN PURCHASED PURSUANT TO THE TERMS AND CONDITIONS OF A PROMISSORY NOTE AND WILL BE HELD IN ESCROW BY THE COMPANY UNTIL THE NOTE IS PAID IN FULL.

         j. The Undersigned further consents to the placing of a stop transfer order on the books of the Company, and with any transfer agents, against the Shares, in accordance with the restrictions set out in the above legend; and

         k. If the Undersigned is a corporation, partnership, or other entity, the undersigned and the individual representative of the undersigned who is executing this Agreement each hereby represent and warrant that the purchase of the shares of Common Stock pursuant to this Subscription Agreement has been duly


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authorized by all necessary corporate,  partnership,  or other action; that such individual is duly authorized to bind the undersigned to this Agreement; and that the Undersigned was not organized for the purpose of investing in the Company.

         The foregoing representations, and warranties, and undertakings are made by the Undersigned with the intent that they be relied upon in determining its suitability as a purchaser of Shares and the Undersigned hereby agrees that such representations and warranties will survive the delivery of the certificate for such Shares.

         4. Events of Default. Any one or more of the following shall constitute an "Event of Default", on the part of the Undersigned, as the term is used herein:

         (a) Default shall occur in the observance or performance of any covenant or agreement contained herein or in the other Loan Documents that are not remedied within 30 days after notice thereof to the Undersigned by the Company; or

         (b) If any representation or warranty made by the Undersigned herein or in any Loan Document, or made by the Undersigned in any statement or certificate furnished by the Undersigned pursuant hereto, is untrue or incorrect in any material respect as of the date of the making thereof or subsequently becomes untrue or incorrect and such inaccuracy is not immediately disclosed to the Company; or

         (c) The Undersigned becomes insolvent or bankrupt or makes an assignment for the benefit of creditors, or the Undersigned causes or suffers an order for relief to be entered with respect to it under applicable Federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee, liquidator, or receiver for the Undersigned or for the major part of the property of either; or

         (d) A custodian, trustee, liquidator, or receiver is appointed for the Undersigned Company or for the major part of the property of either and is not discharged within 30 days after such appointment; or

         (e) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Undersigned and, if instituted against the Undersigned, are consented to or are not dismissed within 60 days after such institution.

         5. Remedies. When any Event of Default described in Section 4 has occurred and is continuing, the Company's obligation to deliver the Shares or make the Loan shall terminate and the principal balance and all accrued interest as well as other costs, fees and expenses due and owing on the Loans shall immediately become due and payable, without presentment, demand, notice of acceleration, notice of intent to accelerate, protest or further notice of any kind or nature whatsoever, all of which are hereby expressly waived, and the Default Rate shall commence to accrue.In addition, the Company may pursue any or all of the rights available to it at law or in equity or as provided herein and in the Notes, including, without limitation, all rights and remedies of a secured party including but inclusive of the following:

         (a) If the Undersigned shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, the Undersigned shall be deemed to be in default under the Subscription Agreement and Promissory Note and the Company shall be entitled at its sole remedy which is foreclosure of the Undersigned's common stock held by the Company as security for the payment under the Subscription Agreement, Promissory Note and any other Loan Document. In addition, the Company may set-off against amounts prior loaned to the Company up to one hundred eighty-nine thousand nine-hundred dollars ($189,900) for breach of the Subscription Agreement.

         (b) The Undersigned further agrees that should it fail to meet the required installment payments as to dates and amounts set forth in this Stock Subscription Agreement, that the Company shall be free to enter into a stock subscription agreement with a third party of its choosing to complete the purchase of any remaining shares of the Undersigned's common stock that the


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Undersigned has not purchased under the Stock Subscription Agreement at the date the Undersigned becomes delinquent on the required installment payments set forth in this agreement.

         (c) The Undersigned further agrees that should the Company take action to complete the Stock Subscription Agreement with a third party of its choosing, the Undersigned shall have no rights whatsoever to contest the action of the Company and shall not bring any legal action whatsoever against the Company, its directors, officers, assigns, successors, agents. The Undersigned shall forever release the Company, its agents, employees, directors, officers, members, managers, attorneys and affiliates of all liabilities and they are held harmless from all causes of action and claims in connection with the transactions between the Undersigned and the Company and the operation of the Company.

         (d) Undersigned further agrees that should the Company take action to complete the Stock Subscription Agreement with a third party of its choosing, the Undersigned shall instruct the officers and directors it brought to the Company to immediately resign (within two business days of notice by the Company) from the Company's board of directors and as officers of the Company.

         (e) Undersigned further agrees and acknowledges that the Company and/or the Undersigned are or may be engaged with discussions with other third parties with respect to the Shares, and all parties will negotiate in good faith to renegotiate the terms of the Subscription Agreement so that the Company may raise additional capital from other third parties in addition to the funds committed by the Undersigned.

         6. Costs of Remedies. Any and all costs and expenses (including reasonable attorney's fees) incurred by the Company in pursuing its remedies hereunder shall be an additional indebtedness due and owing by the undersigned to the Company and shall be governed by this Agreement, the Notes and the other Loan Documents.

         7. Transferability. The Undersigned agrees not to transfer or assign this Agreement, or any of his interest herein, and any such transfer will be void.

         8. Revocation. The Undersigned agrees that he or she may not cancel, terminate, or revoke this Agreement or any agreement of the Undersigned made hereunder and that this Agreement will survive the death or disability of the Undersigned and will be binding upon the Undersigned's heirs, executors, administrators, successors, and assigns.

         9. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the Undersigned, the Undersigned does not waive any right granted to him or her under federal or state securities laws.

         10. Miscellaneous

         a. All notices or other communications given or made hereunder will be sufficiently given if hand-delivered or mailed by registered or certified mail return receipt requested, postage prepaid, to the Undersigned or to the Company at the respective addresses set forth herein, or such other addresses as the Undersigned or the Company will designate to the other by notice in writing.

         b. This Agreement will be governed by and construed in accordance with the internal laws of the State of Texas.

         c. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         d.  If  more  than  one  person  is  signing   this   Agreement,   each
representation, and warranty, and undertaking made herein will be a joint and several representation, warranty, or undertaking of each person.

         11. Continuing Effect of Representations and Warranties. The representations and warranties of Paragraph 3 are true and accurate as of the date of this Subscription Agreement and will be true and accurate as of the date of delivery of the Funds, and will survive such delivery. If in any respect, such representations and warranties will not be true and accurate prior to the issuance of Shares to the Undersigned, the Undersigned will give immediate written notice of such fact to the Company specifying which representations and warranties are not true and accurate and in what respects they are not accurate.


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         12.  Indemnification.  The  Undersigned  acknowledges  that  he or  she understands the meaning and legal consequences of the representations and warranties contained in Paragraph 3 and he or she hereby agrees to defend, indemnify, and hold harmless the Company and its officers, directors, employees, and agents, and their successors and assigns, from and against any and all loss, damage, liability, or expense, including without limitation attorneys' fees, due to or arising out of the inaccuracy of any representation or acknowledgment, or the breach of any agreement, warranty, or undertaking of the Undersigned contained in this Subscription Agreement.

         13.   Signatures.   The  "Undersigned"  will  mean  each  entity  whose
representative's   signature  appears  below.  I  have  read  this  Subscription
Agreement and agree to be bound by its terms.


R. J. Halden Holdings, Inc.


 /s/ Richard J. Halden
-----------------------
By: Richard J. Halden
Title: President and CEO
Mailing Address: 201 Palomino Court, Cresson, Texas   76035




         Urban Television Network Corporation, a Nevada corporation, hereby accepts the foregoing subscription subject to the terms and conditions hereof this 23rd of August, 2006.



                                            Urban Television Network Corporation

                                             /s/ Randy Moseley
                                            ------------------
                                            By:  Randy Moseley
                                            Title:  Executive Vice President/CFO












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